Interest expense (Tables)	12 Months Ended
Dec. 31, 2020
Other Income and Expenses [Abstract]
Interest expense
Interest expense consists of the following:

(In $ millions)	2020	2019	2018
Interest on debt facilities (1)	189.2	246.3	245.3
Loan fee amortization (2)	44.2	12.3	12.7
Other (3)	1.9	3.9	5.7
Total interest expense	235.3	262.5	263.7

(1) We are charged interest on our debt facilities at rates explained in Note 16 - "Debt". As a result of filing for Chapter 11, no interest has been recognized from December 1, 2020. For further details refer to Note 4 - "Chapter 11 Proceedings".

(2) We incur loan fees on our debt facilities that are amortized over the term of the loan. The increase in 2020 is due to commitment and exit fees incurred on the new super senior loans. For further details refer to Note 16 - "Debt".

(3) Other interest expense primarily relates to the unwind of the discount on contingent consideration payable to Seadrill. For further details refer to Note 19 - "Related party transactions".